                            INCORPORATED UNDER THE LAWS OF
                                THE STATE OF MARYLAND
                           DRESDNER RCM GLOBAL FUNDS, INC.

                           -------------------------------
                                       I CLASS
                                 (Par Value $0.0001)


THIS CERTIFIES THAT ________________________________ IS THE REGISTERED HOLDER OF ____________________________ SHARES OF THE ________________________ I CLASS of
Common Stock of DRESDNER RCM GLOBAL FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED


THIS ____________ DAY OF ___________________________ AD. __________


          -------------------------                    -------------------------
                 Secretary                                    President

          SHARES                        Par Value                     Each
                                        $0.0001

                                     CERTIFICATE
                                         FOR
                                        SHARES

                           -------------------------------
                                       I CLASS
                                  of Common Stock of
                           DRESDNER RCM GLOBAL FUNDS, INC.


                    ISSUED TO:
                                   -----------------------------------

                    DATED:
                                   -----------------------------------


     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
_____________________________________________________________

______________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_________________________________________ ATTORNEY TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ---------------------

In presence of
               -----------------------------------------